UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re:	CHAPTER 11 (BUSINESS)
USDC FRESNO, INC.
USDC FRESNO 2, INC.	Case Number:	8:10-bk-12745-RK 8:10-bk-12746-RK
(SEE NOTE)	Operating Report Number:	6
Debtor(s).	For the Month Ending:	8/31/2010

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS			1,856,768.37

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL			1,795,562.13
ACCOUNT REPORTS

3. BEGINNING BALANCE:			61,206.24

4. RECEIPTS DURING CURRENT PERIOD:
Accounts Receivable - Post-filing		418,606.08
Accounts Receivable - Pre-filing		0.00
General Sales		0.00
Other (Specify)	Transfers between DIP	291,358.91
Other (Specify)		0.00

TOTAL RECEIPTS THIS PERIOD:			709,964.99

5. BALANCE:			771,171.23

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
Transfers to Other DIP Accounts (from page 2)		291,358.91
Disbursements (from page 2)		358,626.86

TOTAL DISBURSEMENTS THIS PERIOD:			649,985.77

7. ENDING BALANCE:			121,185.46

8. General Account Number(s):		0577461360
		870626066, 887481604
Depository Name & Location:		Bank of America, PO Box 37176
		San Francisco, CA 94137
		JPMorgan Chase Bank, PO Box 659754
		San Antonio, TX 78265

NOTE1: The Debtors share one set of accounting records and cannot be distinctly separated. Therefore, their operating results are combined.
NOTE2:  The Debtors are currently under the management and control of Gamet Enterprises, LLC and Thomas Jones.  Therefore, the Debtors are not in possession of certain bank accounts that receive the Fresno Debtors' revenues and they are not in control of all disbursements.  The Debtors have done their best to accurately portray the information contained herein.

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	Amount Transferred	Amount Disbursed	Amount
August 2010		See Exhibit I for detail	Disbursements	291,358.91	358,626.86	649,985.77

		TOTAL DISBURSEMENTS THIS PERIOD:		291,358.91	358,626.86	$649,985.77

GENERAL ACCOUNT
BANK RECONCILIATION

Bank Statement Date:	8/31/2010	Balance on Statement:	$144,776.95

Plus deposits in transit:
	Deposit Date	Deposit Amount
Deposits from BofA Acc # 5774-61360 are set forth on Exhibit II and total $27,392.36		27,392.36	See Exhibit II
Deposits from Chase Acc #870626066 are set forth on Exhibit II and total $3,853.41		3,853.41	See Exhibit II

TOTAL DEPOSITS IN TRANSIT			31,245.77

Less Outstanding Checks:
Check Number	Check Date	Check Amount
Checks from BofA Acc # 5774-61360 are set forth on Exhibit III and total $4,770.14		4,770.14	See Exhibit III
Checks from Chase Acc # 870626066 are set forth on Exhibit III and total $50,067.12		50,067.12	See Exhibit III

TOTAL OUTSTANDING CHECKS:			54,837.26

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$121,185.46

I. CASH RECEIPTS AND DISBURSEMENTS
B. (PAYROLL ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS	100.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR PAYROLL	0.00
ACCOUNT REPORTS

3. BEGINNING BALANCE:	100.00

4. RECEIPTS DURING CURRENT PERIOD:	0.00
(Transferred from General Account)

5. BALANCE:	100.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
TOTAL DISBURSEMENTS THIS PERIOD:	12.00

7. ENDING BALANCE:	88.00

8. PAYROLL Account Number(s):	887481588

Depository Name & Location:	JPMorgan Chase Bank
PO Box 659754
San Antonio, TX 78265

TOTAL DISBURSEMENTS FROM PAYROLL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
8/31/2010	NA	Chase	Bank service charge	12.00

			TOTAL DISBURSEMENTS THIS PERIOD:	12.00

PAYROLL ACCOUNT
BANK RECONCILIATION

Bank Statement Date:	8/31/2010	Balance on Statement:	$88.00

Plus deposits in transit:
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			00.00

Less Outstanding Checks:
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$88.00

I.  CASH RECEIPTS AND DISBURSEMENTS
C. (TAX ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR TAX ACCOUNT REPORTS	100.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR TAX ACCOUNT REPORTS	0.00

3. BEGINNING BALANCE:	100.00

4. RECEIPTS DURING CURRENT PERIOD:	0.00
(Transferred from General Account)

5. BALANCE:	100.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
TOTAL DISBURSEMENTS THIS PERIOD:***	12.00

7. ENDING BALANCE:	88.00

8. TAX Account Number(s):	887481596

Depository Name & Location:	JPMorgan Chase Bank
PO Box 659754
San Antonio, TX 78265

TOTAL DISBURSEMENTS FROM TAX ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
8/31/2010	NA	Chase	Bank service charge	12.00

			TOTAL DISBURSEMENTS THIS PERIOD:	12.00

TAX ACCOUNT
BANK RECONCILIATION

Bank Statement Date:	8/31/2010	Balance on Statement:	$88.00

Plus deposits in transit:
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks:
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$88.00

I. D SUMMARY SCHEDULE OF CASH

ENDING BALANCES FOR THE PERIOD:

		General Account:	121,185.46
		Payroll Account:	88.00
		Tax Account:	88.00
*Other Accounts:	NONE		0.00
			0.00
			0.00
*Other Monies:	NONE		0.00
		**Petty Cash (from below):	9,505.00

TOTAL CASH AVAILABLE:				130,866.46

Petty Cash Transactions:
Date	Purpose		Amount
4/30/2010	Cash in stores		7,725.13
5/31/2010	May office expenses		(510.13)
6/30/2010	June office expenses		(2,775.00)
7/31/2010	Funding less office exp		4,275.00
8/31/2010	Funding less office exp		790.00

TOTAL PETTY CASH TRANSACTIONS:				9,505.00

II.  STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS
AND OTHER PARTIES TO EXECUTORY CONTRACTS

Creditor, Lessor, Etc.	Frequency of Payments (Mo/Qtr)	Amount of Payment	Post-Petition payments not made (Number)	Total Due
Setal and related entities (secured creditors) (FN1)	N/A. Debt matured pre-petition	N/A	N/A
Alliance Laundry Systems - Equip Lease (FN2)	Monthly	1,062.00	6	6,372.00
Murphy Bank - Equipment Lease	Monthly	250.00	0	0.00
JST, LLC	Monthly	2,300.00	0	0.00
732 W. Bullard Palm, LLC	Monthly	4,131.00	0	0.00
E. Phillip Soderstrom	Monthly	3,125.00	0	0.00
PK III Blossom Valley Plaza LP	Monthly	2,991.26	0	0.00
Stephens Investments, Inc	Monthly	4,176.00	0	0.00
Three Golden Investments, LLC	Monthly	2,289.73	0	0.00
Cox/Walker/Merced, GP	Monthly	3,301.69	0	0.00
BH Development	Monthly	1,608.00	0	0.00
Robert N. Wills et al.	Monthly	1,740.00	0	0.00
Donald G. Aluisi (FN3)	Monthly	3,280.00	4	13,120.00
Sunset Square	Monthly	2,272.90	0	0.00
Pederson/Sun Tempe Square, LLC	Monthly	2,645.00	0	0.00
Willow Station, LLC	Monthly	3,094.99	0	0.00
Gilligan Commercial, LLC	Monthly	2,000.00	0	0.00
Donahue Schriber, LP	Monthly	3,924.00	0	0.00
Thomas S. Anderson	Monthly	3,853.41	0	0.00
Team Equipment Inc.	Monthly	1,600.00	0	0.00
Storage	Monthly	334.50	0	0.00
M&M Stone, Inc. - Rejected Lease (FN4)	Monthly	2,662.14	3	7,986.42
			TOTAL DUE:	27,478.42
(FN1) - All of the Debtors are jointly and severally liable for Setal debt, which for convenience is listed in detail on the Monthly report for U.S. Dry Cleaning Services
(FN2) - The Detor is negotiationg adequate protection payments on this lease.
(FN3)  This lease is being renegotiated.  The Debtor and landlord agree that all payments will be made upon completion of negotiations and execution of documents.
(FN4) - This lease was rejected by the Debtor at the end of May 2010.  The Debtor owes lease payments for March, April and May 2010
III. TAX LIABILITIES
FOR THE REPORTING PERIOD:

	Gross Sales Subject to Sales Tax:			0.00
	Total Wages Paid:			188,637.87

		Total Post-Petition Amounts Owing	Amount Delinquent	Date Delinquent Amount Due
(FN5)	Federal Withholding	0.00	0.00
(FN5)	State Withholding	0.00	0.00
(FN5)	FICA- Employer's Share	0.00	0.00
(FN5)	FICA- Employee's Share	0.00	0.00
(FN5)	Federal Unemployment	0.00	0.00
	Sales and Use	NA	NA
	Real Property	NA	NA
Other:	State Unemployment (FN5)	0.00	0.00
	TOTAL:	0.00	0.00
(FN5) - The Debtor uses a payroll service that makes pre-funded payroll tax payments directly to the taxing authorities

IV.  AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

	Accounts Payable	Accounts Receivable
	Post-Petition	Pre-Petition	Post-Petition
30 days or less	28,396.15	0.00	90,438.95
31 - 60 days	0.00	0.00	16,503.45
61 - 90 days	0.00	0.00	3,641.24
91 - 120 days	(696.00)	0.00	8,593.13
Over 120 days	0.00	0.00	0.00
TOTAL:	27,700.15	0.00	119,176.77

V. INSURANCE COVERAGE

	(FN1)	Name of Carrier	Amount of Coverage	Policy Expiration Date	Premium Paid Through (Date)
	Workers Compensation	Argo	1,000,000	5/31/2011	9/1/2001
	Property	Argo	Included	2/15/2011	9/1/2001
	Automobile	Argo	Included	2/15/2011	9/1/2001
	Umbrella	Argo	2,000,000	2/15/2011	9/1/2001
Others:

VI.  UNITED STATES TRUSTEE QUARTERLY FEES
(TOTAL PAYMENTS)

Quarterly Period Ending (Date)	Total Disbursements	Quarterly Fees	Date Paid	Amount Paid	Quarterly Fees Still Owing
3/31/2010	127,825.45	975.00	5/11/10	975.00	0.00
6/30/2010	832,654.59	4,875.00	7/30/10	6,500.00	(1,625.00)
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
		5,850.00		7,475.00	(1,625.00)

(FN1) The Debtors believe that they are owed significant credits from ARGO due from workers compensation insurance overpayments.  The Debtors and ARGO dispute the amount of the credits.  The Debtors hope to resolve this issue shortly.

VII SCHEDULE OF COMPENSATION PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	Authorized Gross Compensation	Gross Compensation Paid During the Month
Gamet Enterprises, LLC (FN1)	March 2010		14,715.84

FN1: Because the Debtors are not in control of the Fresno Debtors and their revenues, the Debtors do not know if any other amounts are being paid to insiders and/or on behalf of insiders.  Therefore, any representation as to what has been paid to insiders is from what the Debtors can tell.  The Debtors believe that there are at least some months where unauthorized amounts were paid to Gamet and/or its insiders and/or on behalf of its insiders.

VIII.  SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	Description	Amount Paid During the Month
NONE

IX. PROFIT AND LOSS STATEMENT
(ACCRUAL BASIS ONLY)

	Current Month	Cumulative Post-Petition
Sales/Revenue:
Gross Sales/Revenue	402,553.47	2,454,632.57
Less: Returns/Discounts	2,546.16	4,700.08
Net Sales/Revenue	400,007.31	2,449,932.49

Cost of Goods Sold:
Beginning Inventory at cost	0.00	0.00
Purchases	18,197.05	168,901.69
Less: Ending Inventory at cost	0.00	0.00
Cost of Goods Sold (COGS)	18,197.05	168,901.69

Gross Profit	381,810.26	2,281,030.80

Other Operating Income (Itemize)	0.00	0.00

Operating Expenses:
Payroll - Insiders	14,715.84	14,715.84
Payroll - Other Employees	173,922.03	1,001,861.86
Payroll Taxes	14,385.70	103,696.21
Other Taxes (Itemize)	901.58	8,809.70
Depreciation and Amortization	48,222.08	382,606.24
Rent Expense - Real Property	43,190.60	305,364.48
Lease Expense - Personal Property	133.85	747.32
Insurance	12,800.00	72,563.67
Real Property Taxes	0.00	0.00
Telephone and Utilities	30,042.34	157,933.25
Repairs and Maintenance	7,736.62	36,418.66
Travel and Entertainment (Itemize)	861.67	5,456.10
Miscellaneous Operating Expenses (Itemize)	43,750.54	228,221.53
Total Operating Expenses	390,662.85	2,318,394.85

Net Gain/(Loss) from Operations	(8,852.59)	(37,364.05)

Non-Operating Income:
Interest Income	0.00	0.00
Net Gain on Sale of Assets (Itemize)	0.00	0.00
Other (Itemize)	0.00	0.00
Total Non-Operating income	0.00	0.00

Non-Operating Expenses:
Interest Expense	0.00	699.02
Legal and Professional (Itemize)	(14,993.80)	10,998.36
Other (Itemize)	42,037.33	314,457.64
Total Non-Operating Expenses	27,043.53	326,155.02

NET INCOME/(LOSS)	(35,896.12)	(363,519.07)

X. BALANCE SHEET
(ACCRUAL BASIS ONLY)

	Current Month End
ASSETS
Current Assets:
Unrestricted Cash	130,866.46
Restricted Cash	0.00
Accounts Receivable	119,176.77
Inventory	0.00
Notes Receivable	0.00
Prepaid Expenses	13,503.55
Other (Itemize)	246.74
Total Current Assets		263,793.52

Property, Plant, and Equipment	869,387.73
Accumulated Depreciation/Depletion	(470,764.77)
Net Property, Plant, and Equipment		398,622.96

Other Assets (Net of Amortization):
Due from Insiders	0.00
Other (Itemize)	4,526,831.06
Total Other Assets		4,526,831.06

TOTAL ASSETS		5,189,247.54

LIABILITIES
Post-petition Liabilities:
Accounts Payable	27,700.15
Taxes Payable	0.00
Notes Payable	0.00
Professional fees	0.00
Secured Debt	0.00
Other (Itemize)	136,025.73
Total Post-petition Liabilities		163,725.88

Pre-petition Liabilities:
Secured Liabilities	18,181.55
Priority Liabilities	0.00
Unsecured Liabilities	120,062.46
Other (Itemize)	30,479.17
Total Pre-petition Liabilities		168,723.18

TOTAL LIABILITIES		332,449.06

EQUITY:
Pre-petition Owners’ Equity	5,220,317.55
Post-petition Profit/(Loss)	(363,519.07)
Direct Charges to Equity	0.00
TOTAL EQUITY		4,856,798.48

TOTAL LIABILITIES & EQUITY		5,189,247.54

XI.  QUESTIONNAIRE

		No	Yes
1.	Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If "Yes", explain below:	X
N/A

		No	Yes
2.
Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization?  If "Yes", explain below:
X
N/A

3.	State what progress was made during the reporting period toward filing a plan of reorganization
The Debtor and its management continue to formulate the Debtor's plan of reorganization.

4.	Describe potential future developments which may have a significant impact on the case:

There is a pending motion to appoint a chapter 11 trustee.  If that motion is granted, it would significantly impact this case.  The Debtor (and its related debtor entities) have a new financial advisor, C.T. Moffitt & Company, and Chief Restructuring Officer, Charles T. Moffitt, that were employed pursuant to Court order entered on August 27, 2010.  The Debtor (and its related entities) employed National Securities Corp. as their investment banker pursuant to Court order entered on August 26, 2010.  The Debtor (and its related entities) believe that the employment of their new financial advisor, CRO and investment banker will assist the Debtors in reorganizing their bankruptcy cases by, among other things, enabling the Debtors to attempt to obtain exit financing.

5.	Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.

Please see Exhibit IV attached hereto, which includes a copy of the order granting Merchant Automotive Group's relief from stay motion (entered on July 30, 2010), as well as a copy of the entered order denying the Debtors' motion for reconsideration re the granting of the relief from stay motion (entered on August 2, 2010).  Both orders involve the same property.

		No	Yes
6.	Did you receive any exempt income this month, which is not set forth in the operating report? If "Yes", please set forth the amounts and sources of the income below.	X
N/A

I,	Robert Lee, Chief Executive Officer

declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.  Because Gamet Enterprises, LLC manages the Fresno Debtors, neither I nor the Debtors' staff can confirm that everything herein is true.  The Debtors hope to have an accounting done of the Fresno Debtors and Gamet in order to accurately determine whether any unauthorized expenditures have been made.

9/27/10	/s/ Robert Lee
Date	Principal for debtor-in-possession